UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) July 25, 2006
ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

1-16755	84-1592064

(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, CO	80112

(Address of Principal Executive Offices)	(Zip Code)
(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 25, 2006, Archstone-Smith Trust (“Archstone-Smith”) issued a press release announcing its financial results for the second quarter of fiscal year 2006. The press release is attached as Exhibit 99.1 to this report.
This amendment is being filed to correct the reference in Item 2.02 to “financial results for the first quarter of fiscal year 2006” in the original Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a) not applicable
     (b) not applicable
     (c) Exhibits

Exhibit No.	Document Description
99.1	Press Release, dated July 25, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH TRUST
Dated: July 25, 2006	By:	/s/ Mark A. Schumacher
Mark A. Schumacher
Senior Vice-President and Chief Accounting Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Document Description
99.1	Press Release, dated July 25, 2006